SUPPLEMENT DATED JANUARY 24, 2011
TO
PROSPECTUS DATED MAY 1, 2010

WEALTHQUEST™ III VARIABLE ANNUITY
ISSUED BY
AMERICAN NATIONAL INSURANCE COMPANY
THROUGH ITS
AMERICAN NATIONAL VARIABLE ANNUITY SEPARATE ACCOUNT

This supplement updates certain information contained in the Statement of Additional Information.  Please read it carefully and keep it for future reference.

As of December 31, 2010, Securities Management and Research, Inc. (SM&R) was sold and is no longer a subsidiary of American National Insurance Company.  SM&R’s new address is disclosed in this supplement.

On page 85, the paragraph under the Principal Underwriter section is deleted and replaced with the following:

Securities Management and Research, Inc. (“SM&R”), 701 Tama Street, Building B, P. O. Box 868, Marion, IA  52302-0868, is the distributor and principal underwriter of the Contract. SM&R was organized under the laws of the State of Florida in 1964; is registered with the SEC under the Securities Exchange Act of 1934 (“1934 Act”) as a broker/dealer; and is a member of the Financial Industry Regulatory Authority (“FINRA”). More information about SM&R and its registered persons is available through FINRA BrokerCheck at http://www.finra.org or by calling 1-800-289-9999. Registered representatives with SM&R are also licensed as insurance producers (“agents”) in the states in which they do business and are appointed by us.  As of December 31, 2010, SM&R was sold and is no longer a subsidiary of American National Insurance Company.